Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary A. Kajtoch, the Treasurer of Evans Bancorp, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Quarterly Report of Evans Bancorp, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2015 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and (2) the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Evans Bancorp, Inc.

Date: August 3, 2015

By:	/s/ Gary A. Kajtoch
Name:	Gary A. Kajtoch
Title:	Treasurer
(Principal Financial Officer)